A No - Load Fund

                       MUHLENKAMP FUND
    PO Box 598, Wexford PA  15090-0598 * (724) 935-5520 or
                        (800)860-3863
                 e-mail:fund@muhlenkamp.com

                        Annual Report
                        December 31, 1997



Dear  Shareholder:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this annual report of your fund.

As of December 31, 1997, the Net Asset Value (NAV) of your fund was $36.55 after posting a $.13 dividend. The 1997 total return for the fund was 33.3%.


    Year Ending                 Total Return (%)
       12/31          Muhlenkamp Fund  S&P 500
1991                45.4                30.5
1992                15.8                 7.7
1993                18.1                 9.9
1994                (7.3)                1.3
1995                32.9                 37.1
1996                30.0                 22.9
1997                33.3                 33.4

Chart goes here.  This is a line chart comparing the
performance of the Muhlenkamp Fund with the S&P 500 since
December 31, 1992.  On December 31, 1990 the Fund and the
S&P are each assigned an index value of 100.  At the end of
each subsequent year this value is recalculated using the performance figures from the above table. The results shown below are then plotted on a line chart.
   X-Axis = Date              Y-Axis = Index Value
                      Muhlenkamp Fund  S&P 500

12/31/90            100                  100
12/31/91            145                  131
12/31/92            168                  141
12/31/93            198                  154
12/31/94            184                  157
12/31/95            244                  215
12/31/96            317                  264
12/31/97            423                  352


Another Good Year - Selectively

1997 has been a good year, it's been a very good year. This fact alone has some people nervous.

The three sentences above are a repeat of our opening comments one and two years ago. During 1997, the US economy continued to grow at a healthy rate and inflation continued to decline. This combination resulted in lower long-term interest rates and continued gains in consumer confidence, corporate profits, and stock prices. It has also resulted in confusion among Keynesian economists, some of whom still maintain that it can't happen.

Domestically, we see nothing that would reverse these current trends, although we do expect each of them to moderate. Given no major outside influences, the U.S. economy is likely to continue to grow, but at a slower rate. Inflation is likely to continue a gradual decline and corporate profits are likely to continue to grow, but at a slower rate. Each of these trends are positive for stock prices, which are currently at fair values.

But the real difference is that the Far East has the potential to become a major influence. Since our one page note of October 30, 1997, South Korea has joined the list of Asian countries suffering currency devaluation and liquidity crises. The economies of Thailand, Malaysia, Indonesia, and the Philippines are too small to have a major impact on the world economy. But the edition of South Korea to the list, along with the vulnerability of Japan, creates a potential risk to the world and American economies. The good news is that South Korea is taking actions that are both appropriate and substantive. This doesn't necessarily mean that they will solve their problems, but they've made a very good start. Japan, on the other hand, is moving very timidly, although any movement is in the right direction.

The impact of these changes on the U.S. economy is just beginning. 1998 will be a year in which some companies will do well and others will do poorly.
Some may actually be helped by the problems in Asia;
others will be hurt. We are spending our time and effort trying to separate the gainers from the losers and will invest our money (yours & ours) accordingly.

Ronald H. Muhlenkamp
President
February 1998




Investment      Custodian         Auditors
Advisor
Muhlenkamp &    Star Bank         Deloitte & Touche LLP
Co., Inc.                         2500 One PPG Place
12300 Perry     425 Walnut        Pittsburgh, PA 15222-5401
Highway         Street
Wexford, PA     Cincinnati, OH
15090           45201-1118
(412)935-5520   (513)632-4603

Transfer Agent
American Data Services
24 West Carver
Street
Huntington, NY
11743
(516)385-9580



INDEPENDENT AUDITORS' REPORT


To the Trustees of the Wexford Trust and Shareholders of the Muhlenkamp Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Muhlenkamp Fund (the "Fund") (a portfolio of the Wexford Trust), as of December 31, 1997, and the related statements of operations, changes in net assets and selected per share data and ratios for the year then ended. These financial statements and selected per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audit. The statement of changes for the year ended December 31, 1996 and selected per share data and ratios for the six years ended December 31, 1996 were audited by other auditors, whose report thereon dated January 23, 1997, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the Muhlenkamp Fund as of December 31, 1997, the results of its operations, the changes in its net assets and its selected per share data and ratios for the year then ended in conformity with generally accepted accounting principles.



/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 6, 1998


THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS

INVESTMENTS, AT VALUE
  (Identified cost  $89,873,991)                         124,600,340

RECEIVABLES:
  Dividends                                                      99,953
  Interest                                                       57,854
  Subscriptions                                                 847,950

          Total receivables                                   1,005,757

PREPAID EXPENSES                                                  2,297
                                                                      0
          Total assets                                      125,608,394

LIABILITIES

ACCOUNTS PAYABLE:
  Advisor fee                                                    15,370
  Accrued expenses                                               17,735
  Payable for investments purchased                              12,770
  Dividends payable                                              15,658
  Redemptions payable                                            86,223

          Total liabilities                                     147,756

NET ASSETS                                                  125,460,638

NET ASSETS CONSIST OF:

CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST
  (shares authorized-unlimited)                              90,857,672

UNDISTRIBUTED NET INVESTMENT INCOME                               4,231

ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                   -127,614

NET UNREALIZED APPRECIATION OF INVESTMENTS                   34,726,349

NET ASSETS                                                  125,460,638

NUMBER OF SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                                                 3,432,778

NET ASSET VALUE PER SHARE                                         36.55



See notes to financial statements.
THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

                                               Number of
                                               Shares or
                                               Principal
Name of Issuer and Title of Issue               Amount        Value

COMMON STOCK - 87.0%
 Aerospace - 3.2%
  * BE Aerospace, Inc.                              97,000  $      2,594,750
     Lockheed Martin                                14,000          1,379,000

                                                                    3,973,750

 Airlines - 3.9%
     Air Express International Corp.                32,343            986,462
  * AMR Corp.                                       30,000          3,855,000

                                                                    4,841,462

 Autos - 8.1%
     Ford Motor Company                             82,000          3,992,375
  * National RV Holdings                           122,500          4,027,188
     Superior Industries                            53,180          1,425,881
  * Dana Corp.                                      15,000            712,500

                                                                  10,157,944

 Buildings - 2.9%
     Armstrong World                                23,000          1,719,250
  * Griffon Corp.                                  121,000          1,769,625
     Int'l. Comfort Prod.                           10,000             83,750

                                                                    3,572,625

 Banks - 7.2%
     Chase Manhattan                                12,000          1,314,000
     Citicorp                                       20,000          2,528,750
     Mellon Bank Corp.                              70,000          4,243,750
     National City Corp.                            16,852          1,108,019

                                                                    9,194,519

 Brokerage - 5.7%
     A.G. Edwards                                   18,750            745,313
     Merrill Lynch                                  42,000          3,063,375
     Southwest Securities, Inc.                    130,200          3,352,650

                                                                    7,161,338


 Capital Goods - 8.6%
     Aeroequip - Vickers Inc.                       69,700  $      3,419,656
     Commercial Intertech                          112,300          2,330,225
     General Electric                               18,000          1,320,750
     Graco, Inc.                                    60,550          2,259,272
     Idex Corp.                                     31,250          1,089,844
     Scotsman Industries, Inc.                      15,000            366,563

                                                                  10,786,310

 Diversified Operations - 2.5%
     Loews Corp.                                    30,000          3,183,750

 Electronics - 1.1%
     Computer Associates International, Inc.        15,000            793,125
     Intel Corp.                                     8,000            562,000

                                                                    1,355,125

 Finance - 6.7%
     Fidelity National Financial                    58,530          1,821,746
  * Friedman Billings Ramsey                         5,000              89,688
     Morgan Stanley Dean Witter Discover & Co       36,500          2,158,063
     Green Tree Financial                          163,800          4,289,513

                                                                    8,359,010

 Healthcare - 0.5%
  * Lincare Holdings, Inc.                          10,000            570,000

 Furniture - 3.8%
  * Stanley Furniture, Inc.                        115,400          3,216,775
  * Winsloew Furniture                             109,600          1,589,200

                                                                    4,805,975



 Homebuilding - 0.4%
  * NVR, Inc.                                       22,000  $         481,250

 Industrial Equipment - 5.5%
     AGCO Corp.                                    110,000          3,217,500
     Deere & Co.                                    40,000          2,332,500
     JLG Industries, Inc.                          100,000          1,412,500

                                                                    6,962,500

 Insurance - 12.8%
     American Bankers Insurance Group               16,000            735,000
     Conseco, Inc.                                  87,255          3,964,649
     Frontier Insurance                            108,852          2,489,990
     Reliance Group Holdings Inc.                  155,000          2,189,375
     Sun America                                    82,500          3,526,875
     Vesta                                          52,500          3,117,188

                                                                  16,023,077

 Metals - 1.5%
  *  RMI Titanium Co.                               79,500          1,590,000
      Matthews Int'l. Corp.                          8,000            352,000

                                                                    1,942,000

 Oils, Natural Gas and Energy Related - 1.2%
  *  Global Marine, Inc.                            60,000          1,470,000

 Rails - 1.7%
      Burlington Northern Ind., Inc.                23,000          2,137,563

 Savings and Loan - 3.4%
      Federal National Mortgage Assoc.              74,400          4,245,450



 Technology - 2.5%
      Helix Corp.                                  140,000  $      2,730,000
  *  Scios Inc.                                     40,000            400,000

                                                                    3,130,000

 Tobacco - 3.3%
      Philip Morris                                 90,580          4,104,406

 Transportation - 0.5%
  *  Coach USA                                      20,000            670,000

            Total Common Stocks (cost $76,161,538)              109,128,054

BONDS AND NOTES - 8.8%
 General Motors Acceptance Corp.
  -0-%, due 2013                                 5,000,000          1,554,935

 U.S. Treasury Stripped Interest
  -0-%, due 2013                                   800,000            323,920

 U.S. Treasury Stripped Interest
  -0-%, due 2024                                26,900,000          5,409,429

 U.S. Treasury
  7.25%, due 2016                                3,250,000          3,700,941

            Total Bonds and Notes (cost $9,229,392)               10,989,225

REGISTERED INVESTMENT COMPANY - 3.6%
 Star Trust for U.S. Treasury (cost $4,483,06    4,483,061          4,483,061

            Total (identified and tax cost of $89,873,991)  $   124,600,340


*  Non-income producing

    Investments are shown as a percentage of net assets at December 31, 1997

See notes to financial statements.

THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest                                                       $573,423
  Dividends                                                       937,021

          Total investment income                            1,510,444

EXPENSES:
  Investment advisor                                              810,448
  Transfer agent fees                                             108,422
  Printing                                                         56,570
  Postage                                                          52,277
  Registrations and filing                                         41,799
  Audit                                                            35,005
  Fund accounting                                                  27,041
  Custodian                                                        23,100
  Miscellaneous                                                     8,711
  Legal                                                             3,173
  Fidelity Bond                                                     2,929

          Total expenses                                        1,169,475

  Fees paid indirectly (Note 7)                                   -47,425

  Reimbursed expenses                                             -40,596
                                                                        0
     Net expenses                                               1,081,454

NET INVESTMENT INCOME                                             428,990

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                 33,958
  Change in unrealized appreciation in value of investment     20,691,181

NET GAIN ON INVESTMENTS                                        20,725,139

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $21,154,129


See notes to financial statements.


THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED DECEMBER 31, 1997 TO 1991

                                                         1997   1996      1995

NET ASSET VALUE, BEGINNING OF YEAR                       27.52   21.26    16.23

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (1)                               0.18    0.14     0.21
  Net gains or (losses) on securities                     8.98    6.23     5.14

          Total from investment operations                9.16    6.37     5.35

LESS DISTRIBUTIONS:
  Dividends from net investment income                   -0.13   -0.11    -0.21
  Distributions from net realized gain on investments     0.00    0.00    -0.11
  Return of capital                                       0.00    0.00     0.00

          Total distributions                            -0.13   -0.11    -0.32

NET ASSET VALUE, END OF YEAR                             36.55   27.52    21.26

TOTAL RETURN (2)                                        33.25%  29.96%   32.90%

NET ASSETS, END OF YEAR (000 omitted)                  125,461   42,039  23,571

RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (2)        1.44%    1.56%   1.40%

RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (2)         1.33%     1.54%   1.35%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS   .53%       0.58%   1.10%

PORTFOLIO TURNOVER RATE                              13.89%     16.90%    22.7%

AVERAGE COMMISSION RATE PAID (DOLLAR PER SHARE)         0.0205   0.0382  0.0442

(1)  Computed on weighted average number of shares outstanding during the year.
(2) During the years ended December 31, 1992 through 1997, the Fund utilized the commission credits of $4,240, $5,950, $8,830, $11,000, $5,000 and $47,425,
respectively, to pay certain expenses of the Fund. The Total return for the Fund would have been 15.6%, 18.0%, (7.2%), 32.9%, 29.9%, and 33.2%
for the years ended December 31, 1992 through 1997, respectively, without the credits.

See notes to financial statements.


THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED DECEMBER 31, 1997 TO 1991

                                                    1994   1993   1992   1991

NET ASSET VALUE, BEGINNING OF YEAR                  17.86   15.20  13.25   9.21

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (1)                          0.11    0.12   0.20   0.13
  Net gains or (losses) on securities               -1.39    2.63   1.89   4.05

          Total from investment operations          -1.28    2.75   2.09   4.18

LESS DISTRIBUTIONS:
  Dividends from net investment income              -0.10   -0.08  -0.14  -0.11
  Distributions from net realized gain on investment-0.25    0.00
  Return of capital                                  0.00   -0.01   0.00  -0.03

          Total distributions                       -0.35   -0.09  -0.14  -0.14

NET ASSET VALUE, END OF YEAR                        16.23   17.86  15.20  13.25

TOTAL RETURN (2)                                   -7.20%  18.10% 15.80% 45.40%

NET ASSETS, END OF YEAR                            16,611  12,051  4,716  1,963

RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (2)   1.57%   1.30%  1.41%  1.71%

RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (2)     1.52%   1.23%  1.28%  0.00%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSET 0.70%   0.70%  1.44%  1.17%

PORTFOLIO TURNOVER RATE                            25.60%  14.10% 20.10% 52.50%

AVERAGE COMMISSION RATE PAID (DOLLAR PER SHARE)    0.0471  0.0586 0.0704 0.1304

(1)  Computed on weighted average number of shares outstanding during the year.
(2) During the years ended December 31, 1992 through 1997, the Fund utilized the commission credits of $4,240, $5,950, $8,830, $11,000, $5,000 and $47,425,
respectively, to pay certain expenses of the Fund. The Total return for the Fund would have been 15.6%, 18.0%, (7.2%), 32.9%, 29.9%, and 33.2%
for the years ended December 31, 1992 through 1997, respectively, without the credits.

See notes to financial statements.

THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                          1997     1996

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                   428,990     176,766
  Net realized gain (loss) on investments                  33,958    -161,572
  Unrealized appreciation in value of investments       20,691,18   8,332,484

     Net increase in net assets resulting from operation 21,154,12  8,347,678

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                  -435,040   -166,485
  Net realized gain from investments                            0     -2,653

                                                         -435,040   -169,138

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                      76,279,48  12,340,76
  Net asset value of shares issued to shareholders on
    reinvestment of dividends                             419,401    171,811
  Cost of shares redeemed                               -13,996,2  -2,223,49

     Net increase in net assets resulting from capital share
       transactions                                     62,702,59  10,289,08

          Total increase in net assets                  83,421,68  18,467,62

NET ASSETS:
  Beginning of year                                     42,038,95  23,571,33

  End of year (including undistributed investment income of
    $4,231 in 1997 and $10,281 in 1996)                 125,460,6  42,038,95


See notes to financial statements.


THE MUHLENKAMP FUND
(A PORTFOLIO OF THE WEXFORD TRUST)

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1997


1. ORGANIZATION

   The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Wexford Trust and is currently the only fund in the Trust.

   The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

   The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

   a. Investment Valuations - Stocks and Bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price.

   b. Investment Transactions and Related Investment Income - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. Discounts and premiums on securities are amortized over the life of the respective securities. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

   c. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   d. Dividends and Distributions to Shareholders of Beneficial
      Interest - Dividends and distributions are recorded by the Fund on the record date.

   e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

   Muhlenkamp & Co., Inc., an affiliate of which an officer-stockbroker is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The advisor is permitted to charge the Fund for some or all of its routine administration costs which totaled $174,485 for the year ended December 31, 1997. An expense reimbursement of $174,485 was requested for the year ended December 31, 1997. The reimbursement consists of the following:

Printing                      58,463
Registration and filing       52,342
Postage                       56,548
Legal and accounting           3,172
Insurance                      3,960

Total                        174,485


   Certain affiliated persons held in the aggregate 35,456 shares with a net asset value of $1,295,923 in the Fund at December 31, 1997. In addition, the Muhlenkamp & Co., Inc. Pension & Trust Fund held 15,675 shares with a net asset value of $572,913 at December 31, 1997.

4. CAPITAL SHARE TRANSACTIONS

   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.001 per share. Transactions in capital stock for the years ended December 31, 1997 and 1996 were as follows:

                             1997                      1996
                            Shares       Amount       Shares       Amount

Shares outstanding,
  beginning of year          1,527,718   28,155,079    1,108,774   17,865,994
Shares sold                  2,311,675   76,279,489      509,156   12,340,767
Shares issued to shareholders
 in  reinvestment of divi       11,928      419,401        6,243      171,811
Shares redeemed               -418,543  -13,996,297      -96,455   -2,223,493

Shares outstanding,
  end of year                3,432,778   90,857,672    1,527,718   28,155,079





5. CAPITAL LOSS CARRYFORWARD

   As of December 31, 1997, the Fund had available for federal income tax purposes a capital loss carryforward of approximately $127,600 which expires December 31, 2004.

6. INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities, excluding short-term securities were $73,468,213 and $10,175,295, respectively, in 1997.

   The components of the net unrealized appreciation in the value of the investments held at December 31, 1997 for both financial reporting and tax purposes are as follows:

Gross unrealized appreciation of investments              36,226,386
Gross unrealized depreciation of investments              -1,500,037

Net unrealized appreciation of investments                34,726,349


7. DIRECTED BUSINESS ARRANGEMENT

   The Fund has a directed business arrangement with Capital Institution Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. The commission credits redeemed during the year were utilized by the Fund to pay accounting fees due to the Independent Auditors, transfer agent fees and fund accounting.

   The following is an analysis of commissions credits generated, utilized and available to pay future expenses of the Fund:


Balance, January 1, 1997                                 3,138
Commission credits generated in 1997                    41,835
Commission credits utilized:
  Auditor fees                            -11,360
  Transfer agent fees                     -29,147
  Fund accounting                          -6,918      -47,425

Balance, December 31, 1997                              -2,452



   Annual fund operating expenses, as a percentage of average net assets, were 1.44% without the commission credits. Utilizing commission credits, operating expenses as a percentage of average net assets were 1.40%.

   Net expenses, after reimbursement of duplicate management fees and utilization of commission credits, as a percentage of average net assets were 1.33%.

                            * * * * * *



INDEPENDENT AUDITORS' REPORT


To the Trustees of the Wexford Trust and Shareholders of the Muhlenkamp Fund:

In planning and performing our audit of the financial statements of the Muhlenkamp Fund (the "Fund") for the year ended December 31, 1997 (on which we have issued our report dated February 6, 1998), we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the Fund's internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in any internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the Fund's internal control would not necessarily disclose all matters in the internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control element does not reduce to a relatively low level of risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the Fund's internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1997.

This report is intended solely for the information and use of management, the Trustees of the Wexford Trust and the Securities and Exchange Commission.


/S/ Deloitte & Touche LLP


February 6, 1998